Exhibit 10.2

EXECUTION VERSION

VIKING THERAPEUTICS, INC.

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is dated as of January 22, 2016 by and between Viking Therapeutics, Inc., a Delaware corporation (the “Company”), and Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”).

RECITALS

WHEREAS, the Company, Ligand and Metabasis Therapeutics, Inc., a Delaware corporation, are parties to that certain Registration Rights Agreement, dated as of May 21, 2014 (the “Original Agreement”);

WHEREAS, the Company and Ligand desire to amend the Original Agreement as set forth herein; and

WHEREAS, Section 3.1 of the Original Agreement provides, among other things, that no provision of the Original Agreement may be modified or amended except by a written agreement specifically referring to the Original Agreement and signed by the Company and Ligand, and any such amendment effected in accordance with Section 3.1 of the Original Agreement will be binding upon each Holder and each future holder of all such securities of such Holder.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and in reliance on the recitals set forth above, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

ARTICLE 1

AMENDMENTS

1.1 Amendment and Restatement of Section 1.1(y) of the Original Agreement. Section 1.1(y) of the Original Agreement is hereby amended and restated in its entirety as set forth below:

“(y) “Lock-up Expiration Date” shall mean January 23, 2017.”

ARTICLE 2

GENERAL PROVISIONS

2.1 Capitalized Terms. All capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings assigned to them in the Original Agreement.

2.2 Continuing Effectiveness. Except as modified by this Amendment, the Original Agreement shall remain in full force and effect and no party by virtue of entering into this Amendment is waiving any rights it has under the Original Agreement, and once this

Amendment is executed by the parties hereto, all references in the Original Agreement to “the Agreement” or “this Agreement,” as applicable, shall refer to the Original Agreement as modified by this Amendment.

2.3 Governing Law. This Amendment, and the relations of the parties hereto, shall be governed by and interpreted in accordance with the laws of the State of California, excluding application of any conflict of laws principles that would require application of the law of a jurisdiction outside of California, and will be subject to the exclusive jurisdiction of the courts of competent jurisdiction located in San Diego County, California.

2.4 Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this Amendment, including the signature pages, will be deemed an original.

2.5 Entire Agreement. This Amendment constitutes and contains the entire understanding and agreement of the parties respecting the subject matter hereof and cancels and supersedes any and all prior or contemporaneous negotiations, correspondence, understandings and agreements between or among the parties, whether oral or written, regarding such subject matter (provided, that any and all previous nondisclosure/nonuse obligations are not superseded and remain in full force and effect).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Registration Rights Agreement as of the date first above written.

THE COMPANY:

VIKING THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Brian Lian, Ph.D.
Name:	Brian Lian, Ph.D.
Title:	President and Chief Executive Officer

LIGAND:

LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation

By:	/s/ Charles Berkman
Name:	Charles Berkman
Title:	VP, General Counsel & Secretary

[Signature Page to First Amendment to Registration Rights Agreement]